UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 29, 2005
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                         Touchstone Resources USA, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     50228                      33-0967974
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                1600 Smith Street
                                   Suite 5100
                                 Houston, Texas                        77002
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               (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code (713) 784-1113
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

Sale of Units to Director and Chief Executive Officer.

      On November 29, 2005, Touchstone Resources USA, Inc. (the "Company," "we," or "us") entered into a securities purchase agreement with The Abel Family Trust (the "Trust") pursuant to which we issued 138,889 units to the Trust for a purchase price of $250,000. Roger Abel, our Chairman and Chief Executive Officer, serves as the trustee and is a beneficiary of the Trust. The securities were issued in a private offering on the same terms and conditions as all other participants in the offering.

      Each unit consisted of two shares of our common stock and one common stock purchase warrant. The purchase price per unit was $1.80. Each warrant is immediately exercisable into one share of common stock at an exercise price of $1.50 per share for a term of three years. The exercise price of the warrants will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation (other than a merger with a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), all holders of the warrants shall be given at least fifteen days notice of such transaction and shall be permitted to exercise the warrants during such fifteen-day period. Upon expiration of such fifteen-day period, the warrants shall terminate. We have agreed to use our best efforts to prepare and file with the Securities and Exchange Commission within 60 days after the termination of the offering a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), permitting the public resale of the shares of common stock and shares of common stock issuable upon exercise of the warrants issued in the offering. We have agreed to pay certain penalties to the purchasers of the units if the registration statement is not filed within 60 days after the termination of the offering or if the registration statement is not declared effective within 150 days after the termination of the offering.

Non-Employee Director Compensation Policy.

      On November 29, 2005, our Board of Directors adopted a board compensation policy. The policy provides for a payment to all non-employee directors consisting of options upon joining the Board, an annual stipend, and fees for attendance at Board and committee meetings. Upon appointment, non-employee directors will receive options to purchase 100,000 shares of common stock at an exercise price equal to the closing price of our common stock on the date of grant which will vest in full one year form the date of grant and have a term of ten years. The annual stipend for board service is $40,000, and $55,000 in the case of the chairman of the audit committee, together with options to purchase 40,000 shares of common stock, and 55,000 shares in the case of the chairman of the audit committee, issuable on the last trading day of each year at an exercise price equal to the closing price of our common stock on the date of grant. Such options will be vested in full upon issuance and have a term of ten years.

      In accordance with the forgoing policy, we issued options under the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan (the "Plan") to purchase 100,000 shares of common stock to each of Robert E. Irelan and Richard Gerald Bennett upon their appointment to the Board of Directors on November 29, 2005. The options have an exercise price of $0.83 per share, the last sales price of our common stock on the date of grant, vest one year from the date of grant, expire November 28, 2015, and are otherwise subject to the terms of the Plan.


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

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On November 29, 2005, we appointed Richard Gerald Bennett and Robert E. Irelan to our Board of Directors. Neither Mr. Bennett nor Mr. Irelan has engaged in any transaction with us during the past two years, neither has an indirect interest in any transaction which we are currently a party or which we have been a party to during the last two years, and there is no proposal to engage in any such transaction. In addition, there is no agreement or arrangement between either Mr. Bennett or Mr. Irelan and any other person pursuant to which either was selected as a director. We expect that each will be appointed to serve on our audit, compensation, and nominating committees.

      Richard Gerald Bennett. Mr. Bennett has nearly 40 years of experience in the petroleum and related industries. From July 2000 until March 2005, he served as President and CEO of Total Safety, Inc., a safety services provider to the energy industry. From June 1996 until November 1999, he worked for Equitable Resources, Inc. as President and CEO of ERI Supply and Logistics where he directed oil and gas exploration, midstream operations, and wholesale marketing efforts. During his career, Mr. Bennett has served as President of Enron Gas Services, Chairman and CEO of Houston Pipeline Company, President and COO of Perry Gas Companies, Vice President of Parker Drilling Company, and Manager of Gas Activities for Conoco, Inc. Mr. Bennett is currently a Director of the Memorial Hermann Healthcare System Board, a Texas based not-for-profit healthcare system, and Chairman of the Memorial Hermann Hospital Board.

      Mr. Bennett is actively involved in numerous civic, educational and business organizations. These include serving as a Director of the Houston Music Hall Foundation and Chairman of the Building and Operations Committee, Trustee on the Advisory Board of the Houston Ballet Foundation, Senior Fellow and past Vice President of the American Leadership Forum, member of the Oklahoma State University Engineering Hall of Fame and the Oklahoma State University Human Environmental Sciences Hall of Fame, and Trustee of the Texas Tech University School of Industrial Engineering Advisory Council.

      Mr. Bennett is a graduate of Oklahoma State University with a B.S and M.S in Industrial Engineering and Management, and a graduate of The Harvard Business School Program for Management Development.

      Robert E. Irelan. Mr. Irelan has over 37 years of experience in the oil and gas industry. From 1998 until his retirement in December 2002, Mr. Irelan served as Executive Vice President of Worldwide Operations of Occidental Oil and Gas Corporation. Prior to that, he worked for Conoco, Inc. in a series of increasingly responsible positions, including Manager of Projects and Engineering for Conoco's worldwide engineering organization, Manager of Conoco's Worldwide Production Budgets and Planning, Managing Director of Conoco United Kingdom Ltd., and Regional Manager for Conoco Upstream Onshore. Since retirement, Mr. Irelan has engaged in several entrepreneurial ventures, including Rapid Retail Solutions, LLC, a developer of computer solutions for the restaurant business, and BISS Product Development LLC, a new product design company. Mr. Irelan is a graduate of Colorado School of Mines with a B.S. in Petroleum Engineering, including advanced studies in Mineral Economics.


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

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      We recently conducted a comprehensive analysis of our corporate governance structure and policies which included a review of our certificate of incorporation, bylaws and Board policies, as well as the composition of our Board of Directors. In connection with this review, we have amended our bylaws effective November 29, 2005 to: (i) be consistent with our certificate of incorporation; (ii) include additional provisions permitted by the Delaware General Corporation Law; and (iii) include additional provisions regarding the management of the business and affairs of the Company. Set forth below is a brief description of the material amendments to our bylaws. The following should be read in conjunction with our Amended and Restated Bylaws, which are attached as Exhibit 3.1 to this Current Report, and is qualified in its entirety by reference to the Amended and Restated Bylaws.

      First, we amended certain provisions of our bylaws to be consistent with our certificate of incorporation. Specifically, our certificate of incorporation provides that directors may only be removed for a cause upon the affirmative vote of holders of 75% of our outstanding shares, that the maximum number of directors shall be five (5), and requires the affirmative vote of holders of two-thirds of our outstanding shares to amend our bylaws. Our bylaws have been amended to be consistent with the foregoing. Our bylaws previously contained provisions that were inconsistent with the forgoing.

      Second, we amended our bylaws to include additional provisions permitted by the Delaware General Corporation Law. These include, providing for notice of stockholder meetings to be delivered to stockholders by electronic transmission if consented to by such stockholder, providing for a proxy to be valid for up to three (3) years after the date of its execution, and prohibiting us from adjourning a meeting of stockholders for more than thirty (30) days without providing notice to stockholders.

      Finally, we amended our bylaws to include additional provisions regarding the management of the business and affairs of the Company. These include:

            o Eliminating the right of stockholders holding at least 10% of our outstanding shares to call a special meeting of stockholders and providing that the only business to be conducted at a special meeting of stockholders shall be as set forth in the notice of such meeting. Our bylaws previously permitted holders of at least 10% of our outstanding shares to call a special meeting of stockholders and did not limit the business to be conducted at a special meeting to those set forth in the notice of such meeting.

            o Providing that special meetings of the Board may only be called by the chairman of the board, chief executive officer, president or two or more directors. Our bylaws previously permitted special meetings of the Board to be called by one director.

            o Permitting us to compensate our directors. Our bylaws previously prohibited us from paying any compensation to our directors.


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

            o Including an advance notice provision for presentment of stockholder proposals at any annual meeting of stockholders. Under the provision, stockholders seeking to present business at an annual meeting of stockholders must comply with the detailed procedures included in the Amended and Restated Bylaws including, but not limited to, providing timely notice to us of such proposals. For notice to be timely, it must be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the case of the annual meeting of stockholders to be held in 2006 or in the event that the date of the annual meeting in any other year is advanced by more than twenty (20) days, or delayed by more than sixty (60) days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and
                  (ii) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first. Public disclosure includes disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, or in a document publicly filed by us with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      On November 29, 2005, we amended our Code of Ethics (the "Code of Ethics") applicable to our Chief Executive Officer and Senior Financial Officers (collectively, "Senior Officers"). In connection with our comprehensive review of our bylaws, corporate governance principles, and internal policies related to all of our employees, including our directors and executive officers, we concluded that although our existing Code of Ethics was sufficient for purposes of compliance with applicable federal securities laws, we should improve it to more effectively communicate our commitment to establishing the highest ethical standards and to provide additional guidance to our Senior Officers in achieving that objective.

      The amendments include:

            o More detailed and comprehensive procedures relating to the preparation of reports and documents that we file with the Securities and Exchange Commission. These include explicit requirements that all Senior Officers report to the audit committee any material information that affects the disclosures made in our public filings and any significant information regarding any deficiencies in the design or operation of our internal controls which could adversely affect our ability to record, process, summarize, and report financial data and report to our Chief Executive Officer or internal legal counsel, if any, and to our audit committee, any information concerning any violation of our code of business conduct and ethics applicable to all employees or any evidence of a material violation of the securities or other laws.

            o An explicit requirement that our Senior Officers inform subordinates regarding their obligations of confidentiality, including the prohibition against using any confidential information for unethical or illegal advantage either personally or through third parties.


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

            o More detailed procedures regarding the reporting of violations of the code of business conduct and ethics applicable to all employees or of the Code of Ethics to our Board of Directors and the enforcement of such policies, including principles to be followed in determining sanctions as a result of any violations.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.       Description of Exhibit
-----------       ----------------------

3.1               Amended and Restated Bylaws of the Registrant

10.1 Securities Purchase Agreement dated November 29, 2005 by and between The Abel Family Trust and the Registrant

10.2              Warrant dated November 29, 2005 issued to The Abel Family
                  Trust

10.3 Touchstone Resources USA, Inc. Director Compensation Policy Adopted November 29, 2005.

14.1 Code of Ethics Applicable to Chief Executive Officer and Senior Financial Officers


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Touchstone Resources USA, Inc.


Date: December 5, 2005                            By: /s/ Roger Abel
                                                      --------------------------
                                                      Roger Abel
                                                      Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

3.1               Amended and Restated Bylaws of the Registrant

10.1 Securities Purchase Agreement dated November 29, 2005 by and between The Abel Family Trust and the Registrant

10.2              Warrant dated November 29, 2005 issued to The Abel Family
                  Trust

10.3 Touchstone Resources USA, Inc. Director Compensation Policy Adopted November 29, 2005

14.1 Code of Ethics Applicable to Chief Executive Officer and Senior Financial Officers


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